EXHIBIT 32.4

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Vita Equity, Inc. for the quarter ended September 30, 2006, I, Dwight Webb, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

          (1)     the Quarterly Report on Form 10-QSB of Vita Equity, Inc. for the quarter ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)     the information contained in the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006, fairly presents in all material respects, the financial condition and results of operations of Vita Equity, Inc.

                                                                                                    By:       /s/ Dwight Webb
                                                                                                    Name:   Dwight Webb
                                                                                                    Title:      Chief  Executive  Officer,
                                                                                                                 Chief  Financial Officer
                                                                                                                 Director

                                                                                                    Date:     November 14, 2006

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